                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Tax Advantaged Dividend Fund

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns for Class A, B, C and Institutional Class shares for the Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Total Returns (Unadjusted for Sales Charge) as of 7/31/04
Scudder Tax Advantaged Dividend Fund	Life of Class*
Class A	12.83%
Class B	12.13%
Class C	12.04%
Institutional Class	12.95%
Russell 1000 Value Index+	15.87%

Sources: Lipper Inc. and Investment Company Capital Corporation

* The Fund commenced operations on August 29, 2003. Index return begins August 31, 2003.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/04	$ 11.11	$ 11.10	$ 11.09	$ 11.12
8/29/03 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Distribution Information: For the period August 29, 2003 (commencement of operations) to July 31, 2004	$ .18	$ .11	$ .11	$ .17

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total Returns (Adjusted for Sales Charge) as of 7/31/04*
Life of Class*
Class A Return before Taxes	6.34%
Return after Taxes on Distributions	5.85%
Return after Taxes on Distributions and Sale of Fund Shares	4.23%
Russell 1000 Value Index+	15.87%

* The Fund commenced operations on August 29, 2003. Index return begins August 31, 2003.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Tax Advantaged Dividend Fund - Class A [] Russell 1000 Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder Tax Advantaged Dividend Fund		Life of Class*
Class A	Growth of $10,000	$10,634
	Total return	6.34%
Class B	Growth of $10,000	$10,813
	Total return	8.13%
Class C	Growth of $10,000	$11,104
	Total return	11.04%
Russell 1000 Value Index+	Growth of $10,000	$11,587
	Total return	15.87%

The growth of $10,000 is cumulative.

Scudder Tax Advantaged Dividend Fund		Life of Class*
Institutional Class	Growth of $250,000	$282,375
	Total return	12.95%
Russell 1000 Value Index+	Growth of $250,000	$289,675
	Total return	15.87%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004*
Actual Fund Return	Class A	Class B	Class C	InstitutionalClass
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 998	$ 993	$ 993	$ 998
Expenses Paid per $1,000*	$ 4.71	$ 8.76	$ 8.70	$ 5.23
Hypothetical 5% Fund Return	Class A	Class B	Class C	InstitutionalClass
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,020	$ 1,016	$ 1,016	$ 1,020
Expenses Paid per $1,000*	$ 4.76	$ 8.86	$ 8.80	$ 5.28

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	InstitutionalClass
Scudder Tax Advantaged Dividend Fund	.95%	1.77%	1.76%	1.05%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Tax Advantaged Dividend Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Tax Advantaged Dividend Fund DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

David Hone, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

• Prior to that, eight years of experience as a senior underwriter for Chubb & Son.

• Portfolio manager for Scudder Large Company Value Fund, 2002-2003.

• Joined the fund in 2003.

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2003.

• Head of global and tactical asset allocation.

• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Over 15 years of investment industry experience.

• Master's degree in Social Science from California Institute of Technology.

• Ph.D in Political Science from University of California at Irvine.

Jan C. Faller, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 after nine years of experience as investment manager for PanAgora Asset Management and banking officer for Wainwright Bank & Trust Co.

• Portfolio manager for Enhanced Strategies & Mutual Funds Group: New York.

• MBA, Amos Tuck School, Dartmouth College.

• Joined the fund in 2003.

Steve Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

• Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

• Joined the fund in 2004.

In the following interview, Lead Portfolio Manager David Hone and Portfolio Manager Steven Scrudato address the economy, the management team's approach and the resulting performance of Scudder Tax Advantaged Dividend Fund for the period since inception on August 29, 2003, through the fund's fiscal year-end on July 31, 2004.

Q: How would you characterize the market environment since the fund's inception?

A: The fund got off to a rocky start when the market, after recording strong gains, suffered a temporary setback in September 2003 - the fund's first full month of operation. Beginning in October, however, and continuing through the end of the calendar year, leading economic indicators (those suggesting the direction of the economy) showed marked improvement, helping to stabilize the stock market and drawing investors back in. Through the end of 2003, the equity markets recorded strong gains in pro-cyclical industries (those that tend to do well in an improving economy) and small-capitalization stocks, which tend to react earlier than their large-cap counterparts to economic improvement. Investors favored highly speculative names in highly volatile industries, companies with relatively high valuations and below-average fundamentals that do not tend to pay dividends.

As we entered the new year, the strength and sustainability of a broad economic recovery was widely debated among industry experts, despite the economy's apparent health, as evidenced by rising employment and other positive leading indicators. Negative investor sentiment was exacerbated by historically high energy prices, rising short-term interest rates and uncertainty surrounding the upcoming presidential election. Driven by extreme emotionalism, the investment environment became highly volatile and rotational. The market entered a narrow trading range (meaning that few industry sectors or individual stocks logged strong gains or suffered deep losses) that lasted throughout the remainder of the period.

Many investors went "back to basics," returning to the larger-capitalization, higher-quality, dividend-paying stocks that are perceived to offer greater relative safety and stability. Others simply took a breather, believing that the market had already "priced in," or accounted for, a robust economic rebound that had only partially materialized.

Increasingly throughout the period, corporations returned excess capital to shareholders in the form of new or increased dividend payouts. Initiating or increasing dividend payouts tends to signal a company's fundamental strength and positive outlook. Further, investors have shown renewed interest in dividend-paying companies based on the 2003 federal legislation that significantly reduced taxes on qualified income.

Q: How did the portfolio perform during the period?

A: Scudder Tax Advantaged Dividend Fund Class A shares gained 12.83% for the period since the fund's inception on August 29, 2003 through July 31, 2004. (Returns are unadjusted for maximum sales charges. If sales charges were included, returns would have been lower. Past performance is no guarantee of future results.) The fund trailed the 15.87% total return of its benchmark, the Russell 1000 Value Index,1 but it outpaced the 11.01% advance of the broader market, as measured by the Standard & Poor's 500 Index (S&P 500),2 for the same period. During the same period, the fund performed in line with the 12.82% average total return of its peers in the Equity Income Funds category, according to Lipper Inc.3 (This fund has other share classes. For more complete performance information, please see pages 4 through 6.)

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
2 The S&P 500 index is an unmanaged group of large-capitalization stocks that generally is representative of the overall stock market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the index.
3 The Lipper Equity Income Funds category includes funds that, by prospectus and portfolio practice, seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying equity securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe.

While we are pleased with the fund's absolute performance and its relative performance against the broader market, we aim to beat the benchmark. We are confident that the fund is well-positioned and that, given the current economic and geopolitical uncertainty, we believe investors will be increasingly drawn to dividend-paying stocks. In addition, we accomplished our goal of maintaining a dividend yield greater than that of the S&P 500 throughout the period. Of course, past performance is no guarantee of future results.

Q: Will you describe how the fund is structured and how it seeks to achieve its investment objectives?

A: Scudder Tax Advantaged Dividend Fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund was specifically designed for investors who want to take advantage of 2003 federal tax legislation that substantially reduced the income tax rate on stock dividend income.

To generate such tax-advantaged income, at least 80% of the fund's assets typically are invested in a diversified portfolio of dividend-paying stocks. As of July 31, 2004, stocks represented 90% of the fund's total market value. Every stock in the portfolio paid a dividend, with most generating above-market yields. To further enhance income potential and diversification, the remainder of assets may be invested in income-producing debt securities. During this period, the portfolio included high-yield bonds and government and investment-grade corporate bonds.

We determine what we believe to be the fund's optimal allocation among stocks and bonds by working with the firm's global and tactical asset allocation group. The group assesses the market environment by using a quantitative system to evaluate technical factors affecting the performance of stocks and bonds. Periodically, the group will recommend changes to the fund's allocation based on its analysis.

Q: Will you describe your stock selection strategy?

A: Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with our contrarian value investment philosophy. That is, we look for high-quality companies that have fallen out of favor with the market and, for one reason or another, are trading below market valuations, yet paying attractive dividends and offering long-term growth potential.

We screen a universe of potential "value" stocks to find those with low price-to-earnings ratios, attractive long-term earnings growth potential and above-market dividend yields. After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many industry sectors.

We are active managers. We do not choose stocks for the fund simply because they are components of the benchmark Russell 1000 Value Index. We believe strongly in the efficacy of our analytical approach to stock selection. So, while many of the fund's holdings are shared by the benchmark index, the portfolio's weightings (the proportion of assets it holds) in those stocks, and within various industry sectors, often will be quite different.

Q: Which strategies or individual stocks contributed most to fund performance during the period?

A: Consistent with the fund's design, equity allocation was the primary driver of performance during the period. Select holdings performed especially well:

• FleetBoston Financial, at one time among the portfolio's 10 largest holdings, was the period's biggest winner. The stock surged after Bank of America Corporation announced plans to acquire the company at a substantial premium. Bank of America, which was the portfolio's largest stake as of July 31, 2004, initially lost considerable ground. It rallied powerfully, however, and finished the period with a small gain.

The case of Bank of America during the period provides an apt example of the way in which dividend yield can help to minimize downside risk. When bad news drives down higher-quality stocks, prices will fall only so low before investors will become attracted to the dividend yield and begin to buy it again. This simple fact is an important component of our contrarian value process.

• The Stanley Works, a worldwide producer of tools and door products for professional, industrial and consumer use, is an outstanding example of our contrarian philosophy at work. A terrific turnaround story, the company benefited from astute global positioning during the period. The company responded well to an upturn in the US and some overseas economies, resulting in improving fundamentals and accelerating earnings growth. We believe there is still upside potential and intend to hold the stock for the near term. Further, Stanley Works historically has been among the most dividend-rich companies. It has paid a dividend for more than 125 consecutive years and has raised that dividend in each of the last 30 years.

• The consumer discretionary sector was the top contributor to overall fund performance, with the lion's share of results derived from retail holdings. Retailers did quite well, especially during the first four months of the period leading up to the holiday season. Nordstrom, Inc. was notably strong. Improved operations and adept merchandising resulted in significant sales increases, robust earnings and an expansion of gross profit margins. We sold the stock from the portfolio after it reached our price targets. While we have reduced the portfolio's retail holdings, largely to capture profits for shareholders, we have retained its position in Limited Brands, Inc., which we believe continues to be attractively priced and offers attractive upside potential.

Q: What, if anything, detracted from performance?

A: Positioning within three industry sectors detracted primarily from overall performance: health care, technology and energy.

• Health care, the fund's heaviest overweight position relative to the benchmark, was also its biggest detractor. Large pharmaceutical companies, including Bristol-Myers Squibb, Wyeth and Merck & Co., Inc. (to a lesser extent), lost ground during the period. Bristol-Myers, which was among the portfolio's 10 largest holdings, slipped after product-testing failures caused investor concern about future earnings growth generation. While these failures are frustrating, we believe that the company will develop effective new drugs over time and that earnings growth will reaccelerate. Meantime, the company continues to pay an attractive qualified dividend yield to shareholders. In regard to Wyeth, the company continued to be dogged by ongoing litigation regarding its once popular diet drug, Phen Phen, despite a promising product pipeline and solid fundamental attributes.

• Within technology, Intel - a strong contributor during the first four months of the period - was driven down along with other semiconductor stocks in 2004 due to concerns about decelerating earnings growth. Consistent with our contrarian approach, we are encouraged by what we believe is a currently attractive valuation. Additionally, the company continues to hold a significant and growing cash balance, which could bode well for future dividend increases.

• The portfolio's underweight position relative to the benchmark index in energy, rather than individual stock performance, drove its weak relative results in this industry. The period witnessed a spike in crude oil prices that propelled integrated oil companies and oil services providers. Given the tremendous gains in these stocks and the portfolio's lack of exposure to them, the fund could not keep pace with the benchmark.

Q: Financial stocks and utilities tend to be "heavy lifters" in terms of dividend-paying stocks. How did these stocks fare during the period?

A: Financials and utilities do tend to be good sources of strong dividend yields and steady dividend growth. Rising interest rates throughout much of the period generally had opposite effects on these sectors, which together accounted for slightly more than 40% of the portfolio's assets.

• Financials were by far the largest industry stake. During the period, the group came under pressure from rising interest rates. However, financials in the end, modestly assisted performance for the fund. In 2004, small regional banks gave back some of the gains of 2003 after investor excitement over merger and acquisition activity waned.

Because financial institutions are an especially good source of dividend growth, we continue to hold a sizable stake in these stocks. We are confident that investor worries about the impact of interest rates will abate as we move further into the interest-rate cycle. In addition, we believe investors will begin to recognize that traditional lending is not the only business of banks today. More and more, financial institutions are diversifying, with credit card, institutional banking and asset management activities.

Because in our view, these diversified holdings help ensure that our strategy will work well in a rising or falling interest rate environment, we have taken advantage of lower valuations to increase exposure to diversified financial institutions. During the period, we purchased Washington Mutual, which helped to boost the fund's dividend yield.

• As yields on fixed-income securities fell due to rising interest rates, investors flocked to the qualified dividend income of utilities stocks, helping the group to outperform the broader market, as measured by the S&P 500, for the period. As we mentioned earlier, we launched the fund on the cusp of an economic recovery. The group then was beginning to bottom out as investors gravitated toward technology, industrials and other more economically sensitive industries. The group has performed quite well since the fund's inception, given that investors were attracted to valuation and dividend yield versus fixed-income yields.

While a higher proportion of utilities can boost overall dividend yield, it also can hamper long-term total-return performance. In keeping with our total-return objective - one of the key differences between our fund and its competitors - we do not generally hold an outsized position in utilities relative to the benchmark. It's difficult for these companies, which generally are regulated businesses, to outperform the broader market over the longer term.

Q: Do you have any closing comments for shareholders?

A: While our outlook for the long term is positive, we believe that the markets will remain choppy in the near future. Until energy prices stabilize and there is greater clarity in this year's close presidential race, we do not believe that we will see a sustainable lift in equity returns.

Market volatility could be positive for Scudder Tax Advantaged Dividend Fund. We believe investors likely will turn to dividend-paying stocks. And, in addition, investors are increasingly aware of the 2003 federal tax legislation that significantly reduced taxes on qualified income and are looking for more opportunities to add to their portfolios. It is our opinion that the fund is positioned to benefit from a greater focus on higher-quality, higher-dividend-yielding stocks.

As always, we will continue to seek opportunities in stocks that meet our strict value criteria. We expect to see our universe continue to broaden as more companies return excess capital by initiating or raising dividends.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04

Common Stocks	90%
Scudder High Income Fund	6%
Scudder Fixed Income Fund	1%
Cash Equivalents	3%
100%

Sector Diversification (Excludes Cash Equivalents and Other)	7/31/04

Financials	34%
Health Care	13%
Information Technology	9%
Consumer Discretionary	9%
Utilities	7%
Consumer Staples	7%
Energy	6%
Industrials	6%
Materials	5%
Telecommunication Services	4%
100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2004 (25.7% of Portfolio)
1. Bank of America Corp. Provider of commercial banking services	3.9%
2. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	3.1%
3. Citigroup, Inc. Provider of diversified financial services	2.7%
4. Altria Group, Inc. Operator of a multi-line company	2.4%
5. Limited Brands Operator of women's apparel stores	2.4%
6. Washington Mutual, Inc. Provider of diversified financial services	2.3%
7. PNC Financial Services Group Provider of commercial banking services	2.3%
8. BB&T Corp. Provider of commercial and retail banking services	2.2%
9. JPMorgan Chase & Co. Provider of global financial services	2.2%
10. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

	Shares	Value ($)

Common Stocks 89.9%
Consumer Discretionary 7.7%
Automobiles 1.5%
General Motors Corp.	47,449	2,046,950
Household Durables 1.5%
The Stanley Works	50,345	2,134,628
Multiline Retail 2.0%
Family Dollar Stores, Inc.	60,100	1,674,386
The May Department Stores Co.	40,300	1,069,159
		2,743,545
Specialty Retail 2.7%
Limited Brands	159,059	3,251,166
Sherwin-Williams Co.	9,720	392,493
		3,643,659
Consumer Staples 6.1%
Food Products 3.7%
ConAgra Foods, Inc.	55,450	1,441,700
General Mills, Inc.	56,400	2,532,360
Sara Lee Corp.	47,441	1,041,804
		5,015,864
Tobacco 2.4%
Altria Group, Inc.	69,219	3,294,825
Energy 5.8%
Oil & Gas
BP PLC (ADR)	29,295	1,651,066
ChevronTexaco Corp.	17,620	1,685,353
ConocoPhillips	23,837	1,877,641
ExxonMobil Corp.	57,739	2,673,316
		7,887,376
Financials 30.3%
Banks 20.0%
AmSouth Bancorp.	115,389	2,830,492
Bank of America Corp.	62,102	5,279,291
BB&T Corp.	77,530	3,002,737
KeyCorp.	70,990	2,142,478
National City Corp.	43,256	1,578,844
North Fork Bancorp., Inc.	57,827	2,258,145
PNC Financial Services Group	61,742	3,124,145
SunTrust Banks, Inc.	17,819	1,175,163
US Bancorp.	57,193	1,618,562
Wachovia Corp.	26,800	1,187,508
Washington Mutual, Inc.	82,500	3,201,000
		27,398,365
Capital Markets 1.1%
Morgan Stanley	31,400	1,548,962
Diversified Financial Services 4.9%
Citigroup, Inc.	85,133	3,753,514
JPMorgan Chase & Co.	80,252	2,995,807
		6,749,321
Insurance 0.9%
Marsh & McLennan Companies, Inc.	27,100	1,202,698
Real Estate 3.4%
Equity Office Properties Trust (REIT)	78,574	2,038,995
Post Properties, Inc. (REIT)	68,135	1,907,099
Vornado Realty Trust (REIT)	10,900	633,181
		4,579,275
Health Care 11.3%
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	141,507	4,255,116
Pharmaceuticals 8.2%
Abbott Laboratories	46,179	1,817,144
Bristol-Myers Squibb Co.	129,846	2,973,473
Johnson & Johnson	42,970	2,374,952
Merck & Co., Inc.	59,530	2,699,685
Wyeth	39,860	1,411,044
		11,276,298
Industrials 5.5%
Aerospace & Defense 1.7%
Honeywell International, Inc.	63,259	2,379,171
Electrical Equipment 0.9%
Emerson Electric Co.	19,786	1,201,010
Industrial Conglomerates 2.9%
General Electric Co.	88,418	2,939,898
Textron, Inc.	16,309	999,742
		3,939,640
Information Technology 8.5%
Communications Equipment 0.9%
Nokia Oyj (ADR)	103,100	1,198,022
Computers & Peripherals 2.6%
Hewlett-Packard Co.	78,248	1,576,697
International Business Machines Corp.	22,121	1,926,076
		3,502,773
IT Consulting & Services 0.8%
Automatic Data Processing, Inc.	27,500	1,154,450
Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	56,783	1,384,369
Texas Instruments, Inc.	84,484	1,802,044
		3,186,413
Software 1.9%
Microsoft Corp.	92,300	2,626,858
Materials 5.0%
Chemicals 1.8%
Dow Chemical Co.	30,105	1,200,889
PPG Industries, Inc.	20,315	1,197,569
		2,398,458
Containers & Packaging 1.8%
Sonoco Products Co.	93,648	2,426,419
Paper & Forest Products 1.4%
MeadWestvaco Corp.	65,915	1,968,222
Telecommunication Services 3.2%
Diversified Telecommunication Services
BellSouth Corp.	40,100	1,086,309
SBC Communications, Inc.	81,744	2,071,393
Verizon Communications, Inc.	32,400	1,248,696
		4,406,398
Utilities 6.5%
Electric Utilities
American Electric Power Co.	37,753	1,174,496
DTE Energy Co.	68,179	2,738,751
FPL Group, Inc.	33,009	2,222,496
Southern Co.	95,316	2,790,852
		8,926,595
Total Common Stocks (Cost $121,886,283)		123,091,311

Other 7.5%
Scudder Fixed Income Fund (c)	184,988	2,008,969
Scudder High Income Fund (c)	1,549,526	8,274,471
Total Other (Cost $10,328,977)		10,283,440

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $3,498,021)	3,498,021	3,498,021
Total Investment Portfolio - 100.0% (Cost $135,713,281) (a)		136,872,772

(a) The cost for federal income tax purposes was $135,713,800 At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,158,972. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,915,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,756,871.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Scudder Fixed Income Fund and Scudder High Income Fund are managed by Deutsche Asset Management, Inc.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004
Assets
Investments: Investments in securities, at value (cost $121,886,283)	$ 123,091,311
Investment in Scudder Fixed Income Fund (cost $2,017,796)	2,008,969
Investment in Scudder High Income Fund (cost $8,311,181)	8,274,471
Investment in Scudder Cash Management QP Trust (cost $3,498,021)	3,498,021
Total investments in securities, at value (cost $135,713,281)	136,872,772
Cash	20,000
Dividends receivable	350,258
Interest receivable	3,381
Receivable for Fund shares sold	569,884
Due from Advisor	81,706
Other assets	42,422
Total assets	137,940,423
Liabilities
Payable for investments purchased	1,234,954
Payable for Fund shares redeemed	24,851
Accrued management fee	79,542
Other accrued expenses and payables	112,919
Total liabilities	1,452,266
Net assets, at value	$ 136,488,157
Net Assets
Net assets consist of: Undistributed net investment income	299,393
Net unrealized appreciation (depreciation) on investments	1,159,491
Accumulated net realized gain (loss)	1,406,918
Paid-in capital	133,622,355
Net assets, at value	$ 136,488,157

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($69,824,003 / 6,285,944 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.11
Maximum offering price per share (100 / 94.25 of $11.11)	$ 11.79
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,882,918 / 1,610,666 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.10
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($46,471,106 / 4,188,812 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.09
Institutional Class Net Asset Value, offering and redemption price per share ($2,310,130 / 207,688 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended July 31, 2004*
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,007)	$ 2,128,588
Dividends from affiliated investment companies	426,092
Interest - Scudder Cash Management QP Trust	31,583
Total Income	2,586,263
Expenses: Management fee	517,988
Services to shareholders	89,645
Custody and accounting fees	67,874
Distribution service fees	433,277
Auditing	22,712
Legal	960
Trustees' fees and expenses	4,018
Reports to shareholders	10,400
Registration fees	10,120
Offering expenses	63,573
Other	250
Total expenses, before expense reductions	1,220,817
Expense reductions	(245,209)
Total expenses, after expense reductions	975,608
Net investment income	1,610,655
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,399,071
Net unrealized appreciation (depreciation) during the period on investments	1,159,491
Net gain (loss) on investment transactions	2,558,562
Net increase (decrease) in net assets resulting from operations	$ 4,169,217

* For the period August 29, 2003 (commencement of operations) to July 31, 2004.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Period August 29, 2003 (commencement of operations) to July 31, 2004
Operations: Net investment income	$ 1,610,655
Net realized gain (loss) on investment transactions	1,399,071
Net unrealized appreciation (depreciation) on investment transactions during the period	1,159,491
Net increase (decrease) in net assets resulting from operations	4,169,217
Distributions to shareholders from: Net investment income: Class A	(808,838)
Class B	(124,550)
Class C	(347,235)
Institutional Class	(30,833)
Fund share transactions: Proceeds from shares sold	141,376,564
Reinvestment of distributions	943,248
Cost of shares redeemed	(13,689,416)
Net increase (decrease) in net assets from Fund share transactions	128,630,396
Increase (decrease) in net assets	131,488,157
Net assets at beginning of period (initial capital)	5,000,000
Net assets at end of period (including undistributed net investment income of $299,393)	$ 136,488,157

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	0.25
Net realized and unrealized gain (loss) on investment transactions	1.04
Total from investment operations	1.29
Less distributions from: Net investment income	(.18)
Net asset value, end of period	$ 11.11
Total Return (%)[c,d]	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70
Ratio of expenses before expense reductions (%)	1.32*
Ratio of expenses after expense reductions (%)	.95*
Ratio of net investment income (loss) (%)	2.60*
Portfolio turnover rate (%)	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.17
Net realized and unrealized gain (loss) on investment transactions	1.04
Total from investment operations	1.21
Less distributions from: Net investment income	(.11)
Net asset value, end of period	$ 11.10
Total Return (%)[c,d]	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18
Ratio of expenses before expense reductions (%)	2.10*
Ration of expenses after expense reductions (%)	1.77*
Ratio of net investment income (loss) (%)	1.78*
Portfolio turnover rate (%)	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.17
Net realized and unrealized gain (loss) on investment transactions	1.03
Total from investment operations	1.20
Less distributions from: Net investment income	(.11)
Net asset value, end of period	$ 11.09
Total Return (%)[c,d]	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46
Ratio of expenses before expense reductions (%)	2.07*
Ratio of expense after expense reductions (%)	1.76*
Ratio of net investment income (loss) (%)	1.79*
Portfolio turnover rate (%)	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	0.24
Net realized and unrealized gain (loss) on investment transactions	1.05
Total from investment operations	1.29
Less distributions from: Net investment income	(.17)
Net asset value, end of period	$ 11.12
Total Return (%)[c]	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	1.05
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (loss) (%)	2.50*
Portfolio turnover rate (%)	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Tax Advantaged Dividend Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charge and have lowered ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,699,793
Undistributed long-term capital gains	$ 7,037
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 1,158,972

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Year ended July 31, 2004

Distributions from ordinary income	$ 1,311,456

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Offering Costs. Offering costs of $76,702 were paid in connection with the offering of shares and are being amortized over one year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $142,739,290 and $11,923,101, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000, 0.70% of the next $1,500,000,000, 0.68% of the next $2,500,000,000, 0.65% of the next $2,500,000,000, 0.64% of the next $2,500,000,000, 0.63% of the next $2,500,000,000 and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of such other affiliated mutual funds. Accordingly, for the period ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.71% of the Fund's average daily net assets.

For the period ended July 31, 2004, the Advisor contractually agreed to waive its fees or reimburse expenses (excluding taxes, interest, brokerage and extraordinary expenses) to the extent necessary to maintain the annualized expenses of each class as follows:

Class A	0.95%
Class B	1.77%
Class C	1.76%
Institutional Class	1.05%

Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by SFAC for accounting services aggregated $37,996, of which $5,389 was not imposed. For the period ended July 31, 2004, $32,607 was unpaid.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period ended July 31, 2004, the service provider fee was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at July 31, 2004
Class A	$ 41,866	$ 41,866	$ -
Class B	13,655	13,655	-
Class C	27,024	27,024	-
Institutional Class	3,737	2,099	1,638
	$ 86,282	$ 84,644	$ 1,638

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period ended July 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Not Imposed	Unpaid at July 31, 2004
Class B	$ 69,804	$ 2,404	$ 13,412
Class C	189,923	4,210	33,381
	$ 259,727	$ 6,614	$ 46,793

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the period ended July 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at July 31, 2004	Effective Rate
Class A	$ 87,674	$ 87,674	$ -	-
Class B	22,568	14,839	4,625.08%
Class C	63,308	47,999	764.06%
	$ 173,550	$ 150,512	$ 5,389

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the period ended July 31, 2004 aggregated $94,895 and $562, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period ended July 31, 2004, the CDSC for Class B and C shares aggregated $8,131 and $8,713, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the Scudder Fixed Income Fund and the Scudder High Income Fund, affiliated mutual funds. The Advisor does not impose a portion of its Advisory fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Scudder Fixed Income Fund and the Scudder High Income Fund. Distributions from the Scudder Fixed Income Fund and the Scudder High Income Fund to the Fund for the period ended July 31, 2004 totaled $39,948 and $380,594, respectively.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust. Distributions from Scudder Cash Management QP Trust to the Fund for the period ended July 31, 2004 totaled $31,583.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the period ended July 31, 2004, the custodian fee was reduced by $34 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended July 31, 2004*
	Shares	Dollars
Shares sold
Class A	6,732,340	$ 73,570,473
Class B	1,660,472	18,165,711
Class C	4,330,352	47,335,277
Institutional Class	207,634	2,305,103
		$ 141,376,564
Shares issued to shareholders in reinvestment of distributions
Class A	54,306	$ 602,162
Class B	8,626	95,742
Class C	19,623	217,286
Institutional Class	2,531	28,058
		$ 943,248
Shares redeemed
Class A	(625,702)	$ (6,979,880)
Class B	(183,432)	(2,064,314)
Class C	(286,163)	(3,199,047)
Institutional Class	(127,477)	(1,446,175)
		$ (13,689,416)
Net increase (decrease)
Class A	6,160,944	$ 67,192,755
Class B	1,485,666	16,197,139
Class C	4,063,812	44,353,516
Institutional Class	82,688	886,986
		$ 128,630,396
Initial Capital
Class A	125,000	$ 1,250,000
Class B	125,000	1,250,000
Class C	125,000	1,250,000
Institutional Class	125,000	1,250,000
		$ 5,000,000

* For the period from August 29, 2003 (commencement of operations of Class A, B, C and Institutional shares) to July 31, 2004.

F. Line of Credit

Effective April 8, 2004, the Fund entered into a line of credit. The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder Tax Advantaged Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Tax Advantaged Dividend Fund (the "Fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 24, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $10,000 as capital gain dividends for its year ended July 31, 2004, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2004, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,200,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[2] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Lisa Hertz[2] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 Address: 345 Park Avenue, New York, New York
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDGX
CUSIP Number	920390754	920390747	920390739	920390721
Fund Number	290	390	690	790

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Value Equity Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER TAX ADVANTAGED DIVIDEND FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit Fees      Audit-Related     Tax Fees       All Other
    Ended            Billed          Fees Billed      Billed        Fees Billed
   July 31,         to Fund            to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004                $24,000             $185          $6,900              $0
--------------------------------------------------------------------------------
2003                  N/A               N/A             N/A              N/A
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related        Tax Fees                  All
      Fiscal         Fees Billed to       Billed to          Other Fees Billed
       Year          Adviser and         Adviser and          to Adviser and
       Ended         Affiliated Fund     Affiliated Fund      Affiliated Fund
      July 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                    $767,051                 $0                    $0
--------------------------------------------------------------------------------
2003                    $517,013               $55,500                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                  Fees billed to
                                   Adviser and
                                  Affiliated Fund         Total
                                 Service Providers    Non-Audit Fees
                                  (engagements           billed to
                                     related           Adviser and
                                  directly to the    Affiliated Fund
                   Total            operations           Service
      Fiscal      Non-Audit        and financial        Providers
       Year      Fees Billed        reporting          (all other      Total of
      Ended       to Fund          of the Fund)        engagements)    (A), (B)
     July 31,        (A)               (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004               $6,900               $0            $1,584,295      $1,591,195
--------------------------------------------------------------------------------
2003                 $0             $55,500           $5,960,377      $6,015,877
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Tax Advantaged Dividend Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Tax Advantaged Dividend Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004